UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 9, 2017

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2017, at the Annual Meeting of Shareholders of HarborOne Bancorp, Inc. (the “Company”) (the “Annual Meeting”), the Company’s shareholders approved the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan (the “Plan”). The Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The Committee, in its discretion, may grant stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, unrestricted stock, cash-based awards, performance shares and dividend equivalent rights, to officers, employees and non-employee directors of the Company and its subsidiaries. A description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2017 (the “Proxy Statement”) in the section entitled “Proposal 3: Approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan,” which is incorporated herein by reference.  A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

At the Annual Meeting, there were present in person or by proxy 30,700,577 shares of the Company’s common stock, representing approximately 96% of the total outstanding eligible votes. The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against or withheld, in the case of Proposal 1, as well as the number of abstentions and broker non-votes, as to each matter.

1.  Election of four persons to the Board of Directors as Class I Directors, each to serve a three-year term and until his or her successor is elected and qualified:

	For	Withheld	Broker Non-Vote
Joseph F. Casey	25,874,747	424,731	4,401,099
David P. Frenette, Esq.	25,666,144	633,334	4,401,099
Barry R. Koretz	25,338,244	961,234	4,401,099
Michael Sullivan	25,341,785	957,693	4,401,099

2.  Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
29,816,768	809,842	73,967

3. Approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan:

For	Against	Abstain	Broker Non-Vote
25,676,807	502,732	119,939	4,401,099

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	Executive Vice President,
Chief Operating Officer, Chief Financial Officer, Treasurer and Director

Date: August 10, 2017